Exhibit 31.3

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Gregg Buckbinder, Chief Financial and Operating Officer and principal financial officer of Millburn Ridgefield Corporation, the General Partner of Nestor Partners (the “Partnership”), do hereby certify that:

1.  I have reviewed this annual report on Form 10-K of the Partnership;

2.  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.  Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Partnership as of, and for, the periods presented in this annual report;

4. The Partnership’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Partnership and have:

  (a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

  (b)  evaluated the effectiveness of the Partnership’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

  (c)  disclosed in this annual report any change in the Partnership’s internal control over financial reporting that occurred during the Partnership’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting; and

5.  The Partnership’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Partnership’s auditors and the audit committee of the Partnership’s board of directors (or persons performing the equivalent functions):

  (a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Partnership’s ability to record, process, summarize and report financial information; and

  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership’s internal control over financial reporting.

By: /s/ Gregg Buckbinder

Gregg Buckbinder
Chief Financial and Operating Officer
March 30, 2007

18